UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2015 (March 2, 2015)
Date of Report (Date of earliest event reported)

Caesars Entertainment Operating Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10410	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively, are copies of the press release and prepared remarks of Caesars Entertainment Corporation ("CEC"), each dated March 2, 2015, reporting CEC’s financial results for the quarter and year ended December 31, 2014.
The financial results presented in the exhibits below include consolidated CEC, its four reportable segments including Caesars Entertainment Operating Company ("CEOC"), and Parent/Other. Segment results are presented consistent with the way CEC management makes operating decisions and assesses performance, which is a consolidated view that adjusts for the impact of certain transactions between reportable segments within CEC. As a result, the results of the CEOC segment presented in the exhibits below may differ from the results and financial statement information presented in CEOC's separate filings.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated March 2, 2015.

99.2	Prepared remarks, dated March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date:	March 2, 2015	By:	/S/ MARY E. HIGGINS
Mary E. Higgins
Chief Financial Officer